--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 13, 1997

                             Fort James Corporation
             (Exact name of registrant as specified in its charter)

                                    Virginia
                 (State or other jurisdiction of incorporation)

                 1-7911                                54-0848173
        (Commission File Number)           (IRS Employer Identification Number)

                 120 Tredegar Street, Richmond, Virginia 23219
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code (804) 644-5411

                      James River Corporation of Virginia
                  (Former name, if changed since last report.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 5. Other Events.

     The supplemental consolidated financial statements of Fort James Corporation and Subsidiaries as of December 29, 1996, December 31, 1995, and June 29, 1997, for each of the years in the three-year period ended December 29, 1996, and for the quarters and six months ended June 29, 1997, and June 30, 1996, together with the related supplemental schedules and supplemental Management's Discussion and Analysis of Results of Operations and Financial Condition, in each case as restated for the merger of a wholly-owned subsidiary of James River Corporation of Virginia with and into Fort Howard Corporation (which was consummated on August 13, 1997) which has been accounted for as a pooling of interests under Accounting Principles Board Opinion No. 16, are filed as an exhibit hereto and incorporated by reference herein. In connection with the merger, James River Corporation of Virginia was renamed Fort James Corporation ("Fort James" or the "Company").

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    c. Exhibits.

       11     Supplemental Computation of Earnings Per Share

       12     Supplemental Computation of Ratio of Earnings to Fixed Charges

       23     Consent of Coopers & Lybrand L.L.P.

       27.1   Supplemental Financial Data Schedules for the year ended December 29, 1996, (filed electronically only).

       27.2   Supplemental Financial Data Schedules for the year ended December 31, 1995, (filed electronically only).

       27.3   Supplemental Financial Data Schedules for the year ended December 25, 1994, (filed electronically only).

       27.4   Supplemental Financial Data Schedules for the six months ended June 29, 1997, (filed electronically only).

       27.5   Supplemental Financial Data Schedules for the six months ended June 30, 1996, (filed electronically only).

       99.1   Supplemental consolidated financial statements of Fort James Corporation and Subsidiaries as of December 29,
              1996, and December 31, 1995, and for each of the years in the three-year period ended December 29, 1996, together with the related Supplemental Management's Discussion and Analysis of Results of Operations and Financial
              Condition, in each case as restated for the merger of James River Corporation of Virginia and Fort Howard
              Corporation (which was consummated on August 13, 1997) which has been accounted for as a pooling of interests under Accounting Principles Board Opinion No. 16.

       99.2   Supplemental consolidated financial statements of Fort James Corporation and Subsidiaries as of June 29, 1997,
              and for the quarters and six months ended June 29, 1997, and June 30, 1996, together with the related
              Supplemental Management's Discussion and Analysis of Results of Operations and Financial Condition, in each case as restated for the merger of James River Corporation of Virginia and Fort Howard Corporation (which was consummated on August 13, 1997) which has been accounted for as a pooling of interests under Accounting
              Principles Board Opinion No. 16.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FORT JAMES CORPORATION

                                         By: /s/ William A. Paterson
                                            ---------------------------
                                            William A. Paterson
                                            Senior Vice President &
                                            Controller

Date: August 26, 1997